Leases	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
LEASES
LEASES

The Company’s future minimum lease payments due under non-cancellable operating leases for real estate, vehicles and other equipment at December 31, 2015 are as follows:

	Total	Real Estate	Vehicles and Equipment (a)
2016	$43.4	$25.9	$17.5
2017	27.9	19.0	8.9
2018	19.9	14.3	5.6
2019	13.6	11.8	1.8
2020	10.6	10.0	0.6
Thereafter	12.7	12.6	0.1
	$128.1	$93.6	$34.5

(a)
The Company leases vehicles with contractual terms of 36 to 60 months that are cancellable after 12 months without penalty. Future minimum lease payments reflect only the minimum payments during the initial 12-month non-cancellable term.

Under lease agreements that contain escalating rent provisions, lease expense is recorded on a straight-line basis over the lease term. Rental expense under all lease agreements amounted to $67.7, $72.2 and $75.3 for the years ended December 31, 2015, 2014 and 2013, respectively.